SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            Form 8-K/A


                AMENDMENT TO APPLICATION OR REPORT


Filed pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of
1934


                     SIMPSON INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


       MICHIGAN                        0-6611             38-1225111
(State or other jurisdiction        (Commission          (IRS Employer
 of incorporation)                   File Number)         Identification No.)


           47603 Halyard Drive, Plymouth, Michigan         48170
           (Address of Principal executive offices)      (Zip Code)

Registrant's telephone number, including area code    (313) 207-6200




  (Former name or former address, if changed since last report)




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                         AMENDMENT NO. 1


  The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated June 27, 1997 as set forth in the pages attached hereto:


     Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired
          (b) Pro Forma Financial Information



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                            SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                           SIMPSON INDUSTRIES, INC.

                      By:  /S/  VINOD M. KHILNANI

                           Vinod M. Khilnani
                           Chief Financial Officer



Dated:  September 9, 1997

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Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

          Filed with this Report are the following audited financial statements of Cummins Engine Company, Inc.
          Vibration Attenuation Business:

          (1)  Audited Combined Balance Sheet as of December 31, 1996; and

          (2)  Audited Combined Statements of Earnings, Retained
               Earnings and Cash Flows for the year ended December 31, 1996.


     (b)  Pro Forma Financial Information

          (1) A pro forma combined condensed balance sheet is not filed with this Report because the entire transaction is already fully reflected in the Registrant's June 30, 1997 Consolidated Balance Sheet, which was filed as part of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

          Filed with this Report is the following unaudited pro forma financial statements of the Registrant:

          (2) Pro Forma Consolidated Condensed Statement of Income for the year ended December 31, 1996;

          (3) Pro Forma Consolidated Condensed Statement of Income for the six months ended June 30, 1997.

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                   CUMMINS ENGINE COMPANY, INC.
                  VIBRATION ATTENUATION BUSINESS
                  Combined Financial Statements

               For the Year Ended December 31, 1996
           (With Independent Auditors' Report Thereon)




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                   CUMMINS ENGINE COMPANY, INC.
                  VIBRATION ATTENUATION BUSINESS



                        Table of Contents



                                                   Page(s)

Independent Auditors' Report                             1

Combined Balance Sheet                                   2

Combined Statement of Earnings                           3

Combined Statement of Retained Earnings                  4

Combined Statement of Cash Flows                         5

Notes to Combined Financial Statements                  6-11



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
                   INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
Simpson Industries, Inc.:


We have audited the accompanying combined balance sheet of Cummins Engine Company, Inc. Vibration Attenuation Business as of December 31, 1996, and the related combined statements of earnings, retained earnings, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Cummins Engine Company, Inc. Vibration Attenuation Business as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP


Detroit, Michigan

September 3, 1997

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CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Combined Balance Sheet
December 31, 1996
(in thousands)



ASSETS

Current assets:
    Cash and cash equivalents                        $     1,120

    Receivables:
        Trade receivables, net of allowance
        for doubtful accounts of $89                      18,338
        Intercompany receivables - Cummins (note 2)        4,777

        Total receivables                                 23,115

    Inventory (note 3)                                     4,102
    Prepaid expenses and other current assets                 18

Total current assets                                      28,355

    Property, plant, and equipment, net (note 4)          17,798
    Other assets                                             328

                                                       $  46,481

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
    Accounts payable - trade                           $  12,106
    Intercompany payables - Cummins (note 2)               1,212
    Accrued liabilities (note 5)                           3,230

Total current liabilities                                 16,548

Intercompany long-term debt (note 7)                         755

Total liabilities                                         17,303

Stockholder's equity:
    Share capital                                          6,260
    Retained earnings                                     19,527
    Cumulative translation adjustment                      3,391

Total stockholder's equity                                29,178

Commitments and contingencies (notes 9 and 10)        $    6,481

          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS





CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Combined Statement of Earnings
Year ended December 31, 1996
(in thousands)



Net sales                                               $   64,799
Cost of sales                                               45,911

Gross profit                                                18,888

Administrative and selling expenses                         10,094

Operating income                                             8,794

Other income (expense):
    Interest expense, net                                     (223)
    Other income                                               192

Income before income taxes                                   8,763

Income taxes (note 6)                                        3,341

Net income                                            $      5,422

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CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Combined Statement of Retained Earnings
Year ended December 31, 1996
(In thousands)



Balance at January 1, 1996                               $    20,257

Net income                                                     5,422
Dividends paid                                                (6,152)

Balance at December 31, 1996                            $     19,527


          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS





CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Combined Statement of Cash Flows
Year ended December 31, 1996
(in thousands)



Cash flows from operating activities:
   Net income                                            $    5,422
   Adjustments to reconcile net income to
     net cash provided by operating
     activities:
       Depreciation and amortization                          3,028
       Changes in assets and liabilities:
           Increase in accounts receivable                   (3,089)
           Increase in inventories                             (418)
           Increase in accounts payable and
             accrued expenses                                 4,481
          Other, net                                          1,491

Net cash provided by operating activities                    10,915

Cash flows from investing activities:
   Purchase of property, plant, and equipment                (3,455)

Net cash used in investing activities                        (3,455)

Cash flows from financing activities:
   Net repayment on borrowings                               (1,064)
   Dividend payments                                         (6,152)

Net cash used in financing activities                        (7,216)

Effect of exchange rate changes on cash                          16

Net increase in cash and cash equivalents                       260

Cash and cash equivalents - beginning of the year               860

Cash and cash equivalents - end of the year             $     1,120

          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS




CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS

Notes to Combined Financial Statements
December 31, 1996
(All amounts in thousands)



(1)    Nature of Business

  The Vibration Attenuation Business (Company) of Cummins Engine Company,
Inc. (Cummins), was acquired by Simpson Industries, Inc., on June 27, 1997. The acquisition was effected by acquiring the common stock of Cummins' subsidiaries in certain countries and by acquiring net assets in certain other countries. Cummins will continue to be a customer of the Company after the sale.

  The Company supplies rubber dampers for light- and medium-duty engines and viscous dampers for heavy-duty diesel engine customers. Manufacturing operations are located in England, France, Spain, Mexico, Brazil, and Korea. The Company is also a minority partner in a joint venture in India.

(2)    Summary of Significant Accounting Principles

  Principles of Combination

  The combined financial statements of the Vibration Attenuation Business have been extracted from the accounts of Cummins and its subsidiary companies.

  The combined statements include the accounts of the entire Vibration Attenuation Business. Hodek, an affiliated company in India in which Cummins does not have a controlling interest, is accounted for as an investment at its historical cost. All significant intercompany balances and transactions have been eliminated in the combination.

  Related Party Transactions with Cummins

  The Company has normal transactions with other Cummins business units outside the Vibration Attenuation Business. Intercompany receivables and payables arise through these normal business transactions, which will continue under Simpson's ownership. Included in net sales is $6,374 of intercompany sales to Cummins business units.

  In April 1997, the French subsidiary paid a dividend of approximately $4.2 million to its direct parent, a subsidiary of Cummins.



CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Notes to Combined Financial Statements, Continued



(2)    Summary of Significant Accounting Principles, Continued

  Revenue Recognition

  The Company recognizes revenues on the sale of its products, net of estimated costs of returns, allowances, and sales incentives, when the products are shipped to customers.

  Product Coverage Programs

  Estimated costs of commitments for product coverage programs are charged to earnings at the time the Company sells its products.

  Foreign Currency

  The Company uses the local currency as the functional currency for its manufacturing operations outside the United States, except those in Brazil and Mexico, for which it uses the U.S. dollar.

  At operations which use the local currency as the functional currency, results are translated into U.S. dollars using the average exchange rates for the year. Assets and liabilities are translated into U.S. dollars using year-end exchange rates, with the exception of certain nonmonetary assets such as share capital and opening retained earnings, which are translated into U.S. dollars using historical exchange rates. The resulting translation adjustments are recorded as a separate component of shareholders' investment.

  At the Company's operations in Brazil and Mexico, cash and certain other monetary assets and liabilities (such as receivables and payables) and revenues and expenses are translated into U.S. dollars using current exchange rates. Inventories and nonmonetary assets, such as fixed assets, are translated into U.S. dollars using historical exchange rates. The resulting translation adjustments and gains and losses from foreign currency transactions are reflected in net earnings.

  Research and Development

  Expenditures for research and development of new products, as well as engineering expenditures during early production and ongoing efforts to improve existing products, are charged to earnings as incurred, net of contract reimbursements.


CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Notes to Combined Financial Statements, Continued



(2)    Summary of Significant Accounting Principles, Continued

  Cash Equivalents

  Cash equivalents are investments that are readily convertible to known amounts of cash and have original maturities of three months or less.

  Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Tax provisions for the separate countries are prepared on a stand-alone basis.

  Inventories

  Inventories are stated at the lower of cost or market. Cost is determined using standard costs calculated to reflect all appropriate material and production expenses, together with attributable overheads. Standard costs approximate costs determined on the first in, first out basis.

  Property, Plant, and Equipment and Depreciation

  Depreciation is computed using the straight-line method for financial reporting purposes. The estimated service lives to compute depreciation range from 20 to 40 years for building and 3 to 20 years for machinery, equipment, and fixtures. Where appropriate, the Company uses accelerated depreciation methods for tax purposes. Maintenance and repair costs are charged to earnings as incurred.



CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Notes to Combined Financial Statements, Continued



(2)    Summary of Significant Accounting Principles, Continued

  Financial Instruments

  The Company values financial instruments as required by Statement of Financial Accounting Standards No. 107, Disclosures About Fair Value of Financial Instruments. The carrying amounts of cash, receivables, and accounts payable approximate fair value due to the short maturity periods of these instruments. The Company's debt bears interest at rates which fluctuate with market rates, and therefore, the carrying amount approximates fair value.

  Use of Estimates

  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

  Retirement Plans

  All UK employees are eligible to join the Cummins UK pension and life assurance scheme. It is a 40-year defined benefits scheme, and members are contracted out of the State Earnings Related Scheme.

  There is no Company pension scheme for employees in France and Spain. Employees are expected to make their own pension investments or they rely on the state pension. Both the employees and the employer pay contributions to the General Social Security Fund.

  U.S. employees are eligible to join the Cummins pension scheme.

(3)    Inventories

  Inventories are comprised of:

Finished products                                      $2,372
Work in process and raw materials                       1,730

                                                       $4,102





CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS
Notes to Combined Financial Statements, Continued


(4)    Property, Plant, and Equipment

  Property, plant, and equipment are comprised of:

          Land and buildings                   $    4,800
          Machinery, equipment, and fixtures       30,910
          Construction in process                   1,715

                                                   37,425

          Less accumulated depreciation           (19,627)

                                                $  17,798

(5)    Accrued Liabilities

  Accrued liabilities are comprised of:

    Employee compensation and fringe benefits accruals    $    1,273
    Other                                                      1,957

                                                          $    3,230

(6)    Income Taxes

  The business of the Company in France, Spain, and Korea is conducted within stand-alone Cummins' subsidiaries. The business of the Company in England, Mexico, Brazil, and the United States is conducted within other Cummins subsidiaries which also include non-vibration attenuation business.

  The effective tax rate of 38.1 percent is higher than the U.S. statutory tax rate of 34 percent because a higher proportion of income before income taxes was earned in countries with higher statutory corporate income tax rates. Deferred income taxes of the business are not significant.

(7)    Intercompany Debt

  The Company has a loan from Cummins. No maturity date is stipulated in the loan agreement and the interest rate is 8.5%.



CUMMINS ENGINE COMPANY, INC.
VIBRATION ATTENUATION BUSINESS

Notes to Combined Financial Statements, Continued



(8)    Line of Credit Facility

  The Company maintains a line of credit facility in Spain in the amount of 50 million pesetas at current interest rates. The line was unused at December 31, 1996.

(9)    Operating Leases

  The Vibration Attenuation Business leases certain manufacturing equipment, office furniture and fixtures, and motor vehicles. Most of these leases require fixed rental payments, expire over the next five years and can be renewed or replaced with similar leases. Rental expense under these leases approximated $233 in 1996. Future minimum payments for leases with original terms of more than one year are $233 in 1997, $127 in 1998, $58 in 1999, $23 in 2000, and $3 in 2001.

(10)   Contingencies

  The Company is subject to various claims and legal proceedings arising out of the normal course of business, none of which, in the opinion of management, is expected to have a material effect on the Company's financial position or results of operations.

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SIMPSON INDUSTRIES, INC.
PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Statement of Income and Notes

Set forth below are the respective historical statements of income of Simpson Industries, Inc. ("Simpson") and the Cummins Engine Company, Inc. Vibration Attenuation Business ("Holset VA") and the pro forma combined statements of income for the year ended December 31, 1996, as if the transaction had been completed as of January 1, 1996. The presentation reflects the purchase of all assets and the assumption of certain liabilities of Holset VA. This pro forma combined statement of income should be read in conjunction with the historical financial statements of Simpson and Holset VA and the pro forma combined statement of income for the six months ended June 30, 1997, included with this Amendment. This pro forma combined statement of income is not necessarily indicative of future earnings or earnings that would have been reported for the period indicated had the transaction been completed at January 1, 1996.


Pro Forma Combined Condensed Statement of Income (Unaudited)
Year Ended December 31, 1996
(In thousands, except per share amounts)


                              Historical                     Pro Forma
                         Simpson      Holset VA      Adjustments    Combined

Net sales                $407,999     $  64,799                     $ 472,798

Cost and expenses
 Cost of products sold  365,253          45,911         2,269*        413,433
 Administrative and
  selling                13,173          10,094                        23,267
                        378,426          56,005         2,269         436,700
Operating Earnings       29,573           8,794        (2,269)         36,098
Investment and other
 income, net              1,425             192                         1,617
Interest expense         (5,354)           (223)       (5,250)**      (10,827)
Earnings Before
 Income Taxes            25,644           8,763        (7,519)         26,888
Income taxes              8,037           3,341        (2,820)***       8,558
Net Earnings            $17,607          $5,422       $(4,699)        $18,330

Net Earnings Per Share  $  0.97                                         $1.01

Average number
 of common
 equivalent shares   18,108,439                                    18,108,439

   * To reflect the incremental depreciation on the write-up of fixed assets and amortization expense on the unallocated purchase cost.
  ** To reflect interest expense on the debt issued to finance the purchase of Holset VA.
 *** To reflect the income taxes on the pro forma adjustment at a rate of 37.5%.



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SIMPSON INDUSTRIES, INC.
PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Statement of Income

Set forth below are the respective historical statements of income of Simpson Industries, Inc. ("Simpson") and the Cummins Engine Company, Inc. Vibration Attenuation Business ("Holset VA") and the pro forma combined statement of income for the six months ended June 30, 1997, as if the transaction had been completed as of January 1, 1997. The presentation reflects the purchase of all assets and the assumption of certain liabilities of Holset VA. This pro forma combined statement of income should be read in conjunction with the historical financial statements of Simpson and Holset VA and the pro forma combined statement of income for the year ended December 31, 1996, included with this Amendment. This pro forma combined statement of income is not necessarily indicative of future earnings or earnings that would have been reported for the period indicated had the transaction been completed at January 1, 1997.

PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (UNAUDITED)

Six Months Ended June 30, 1997
(In thousands, except per share amounts)


                              Historical                    Pro Forma
                       Simpson        Holset VA     Adjustments    Combined

Net sales             $  216,148      $   35,763                   $  251,911

Cost and expenses
 Cost of products sold   192,292          26,597         995          219,884
 Administrative and
  selling                  6,223           5,024                       11,247
                         198,515          31,621         995          231,131
Operating Earnings        17,633           4,142        (995)          20,780
Investment and
 other income, net           526             201                          727
Interest expense          (2,717)            (59)     (2,625)          (5,401)
Earnings Before
 Income Taxes             15,442           4,284      (3,620)          16,106
Income taxes               5,637           1,793      (1,552)           5,878
Net Earnings           $   9,805       $   2,491    $ (2,068)      $   10,228

Net Earnings Per Share $    0.54                                   $     0.56

Average number
  of common
  equivalent shares   18,163,432                                   18,163,432